                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                DECEMBER 18, 2000


                               GENZYME CORPORATION
             (Exact name of registrant as specified in its charter)


           MASSACHUSETTS                 0-14680               06-1047163
 (State or other jurisdiction of    (Commission file         (IRS employer
  incorporation or organization)         number)         identification number)


               ONE KENDALL SQUARE, CAMBRIDGE, MASSACHUSETTS 02139
               (Address of Principal Executive Offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (617) 252-7500

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ITEM 5.  OTHER EVENTS.

PURPOSE OF THIS REPORT

         The purpose of this Current Report is to report upon

         - the filing with the Secretary of Commonwealth of Massachusetts by Genzyme Corporation ("Genzyme"), and the effectiveness of, an amendment and restatement of Genzyme's corporate charter (the "Amendment") solely to

                  (1) cancel its Genzyme Surgical Products Division Common Stock (the "Surgical Products Stock") and its Genzyme Tissue Repair Common Stock (the "Tissue Repair Stock") and create its Genzyme Biosurgery Division Common Stock , $0.01 par value (the "Biosurgery Stock"), and

                  (2) cancel its Series B Junior Participating Preferred Stock and Series D Junior Participating Preferred Stock and create a new Series B Junior Participating Preferred Stock;

         - the adoption of a revised set of Management and Accounting Policies Governing the Relationship of Genzyme Divisions ("Divisional Policies") solely to reflect the elimination of the Genzyme Surgical Products Division and the Genzyme Tissue Repair Division and the creation of the Genzyme Biosurgery Division; and

         - the amendment of the Company's Amended and Restated Renewed Rights Agreement (the "Amended Rights Agreement") between Genzyme and American Stock Transfer & Trust Company, as Rights Agent solely to reflect the cancellation of the purchase rights associated with Surgical Products Stock and the Tissue Repair Stock and the creation purchase rights associated with the Biosurgery Stock.

The Amendment was filed with the Secretary of the Commonwealth of Massachusetts on December 18, 2000, becoming automatically effective at 11:59 p.m. on such date (the "Effective Time"). The Amended Rights Agreement is effective as of the Effective Time.

Set forth below is a description of

         -        the terms of the Biosurgery Stock created by the Amendment,
         -        the Divisional Policies, and
         - Amended Rights Agreement, including a description of the purchase rights associated with the Biosurgery Stock and the new Series B Junior Participating Preferred Stock.

5(a)     DESCRIPTION OF BIOSURGERY STOCK AND DIVISIONAL POLICIES


         For a description of the Biosurgery Stock and the Divisional Policies see the description contained in Genzyme's Registration Statement on Form 8-A (File No. 0-14680) registering such security as filed with the Securities and Exchange Commission (the "Commission") on December 19, 2000, which description is hereby incorporated herein by reference. That description of the Biosurgery Stock and the Divisional Policies is qualified in its entirety by reference to the more complete description of the terms of such security and policies as contained in the Genzyme's Restated Articles of Organization and its Divisional Policies, which are filed as Exhibits 1 and 3, respectively, to that registration statement and is incorporated herein by reference.

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5(b)     DESCRIPTION OF THE AMENDED RIGHTS AGREEMENT

         For a description of the Amended Rights Agreement, see the description contained in Genzyme's Registration Statement on Form 8-A (File No. 0-14680) registering the purchase rights associated with Genzyme's common stock filed with the Securities and Exchange Commission (the "Commission") on December 19, 2000, which description is hereby incorporated herein by reference. That description of the Amended Rights Agreement is qualified in its entirety by reference to the Amended Rights Agreement itself, which is filed as Exhibit 4 to that registration statement and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS:

Exhibit No.          Description
-----------          -----------
1.                   Related Articles of Organization of Genzyme filed with the
                     Secretary of the Commonwealth of Massachusetts on December
                     18, 2000. Filed as Exhibit 1 to Genzyme's Registration
                     Statement on Form 8-A registering Genzyme Biosurgery
                     Division Common Stock, filed with the SEC on December 19,
                     2000.

2. Managing and Accounting Policies Governing the Relationship of Genzyme Divisions. Filed as Exhibit 3 to Genzyme's
                     Registration Statement on Form 8-A registering Genzyme
                     Biosurgery Division Common Stock, filed with the SEC on
                     December 19, 2000.

3.                   Second Amended and Restated Renewed Rights Agreement dated
                     December 18, 2000 between Genzyme and American Stock
                     Transfer & Trust Company, as Rights Agent. Filed as Exhibit
                     4 to Genzyme's Registration Statement on Form 8-A registering GBS Purchase Rights, filed with the SEC on December 19, 2000.

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                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GENZYME CORPORATION


Dated:   December 18, 2000            By: /s/  Michael Wyzga
                                         ---------------------------------------
                                          Michael Wyzga, Senior Vice President
                                          and Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.          Description
-----------          -----------
1.                   Related Articles of Organization of Genzyme filed with the
                     Secretary of the Commonwealth of Massachusetts on December
                     18, 2000. Filed as Exhibit 1 to Genzyme's Registration
                     Statement on Form 8-A registering Genzyme Biosurgery
                     Division Common Stock, filed with the SEC on December 19,
                     2000.

2. Managing and Accounting Policies Governing the Relationship of Genzyme Divisions. Filed as Exhibit 3 to Genzyme's
                     Registration Statement on Form 8-A registering Genzyme
                     Biosurgery Division Common Stock, filed with the SEC on
                     December 19, 2000.

3.                   Second Amended and Restated Renewed Rights Agreement dated
                     December 18, 2000 between Genzyme and American Stock
                     Transfer & Trust Company, as Rights Agent. Filed as Exhibit
                     4 to Genzyme's Registration Statement on Form 8-A registering GBS Purchase Rights, filed with the SEC on December 19, 2000.